UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2020

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 5, 2020, the President and Chief Executive Officer and the independent members of the Board of Directors of Par Pacific Holdings, Inc., a Delaware corporation (the “Company”), reduced their cash compensation for the remainder of 2020 by 75% in response to the impact of the COVID-19 pandemic on the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting of Stockholders on May 5, 2020. The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.	The election of ten nominees to the Board of Directors;

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	An advisory vote to approve the Company’s executive compensation; and

4.	An advisory vote on the frequency of holding future advisory votes on the Company's executive compensation.

The results of such votes were as follows:

1.	The following votes were cast in the election of the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Robert S. Silberman	40,457,954	2,369,298	4,505,055
Melvyn N. Klein	41,306,345	1,520,907	4,505,055
Curtis V. Anastasio	42,537,466	289,786	4,505,055
Timothy Clossey	42,537,466	289,786	4,505,055
L. Melvin Cooper	37,861,895	4,965,357	4,505,055
Walter A. Dods, Jr.	37,006,190	5,821,062	4,505,055
Katherine Hatcher	42,227,991	599,261	4,505,055
Joseph Israel	42,017,102	810,150	4,505,055
William Monteleone	41,087,403	1,739,849	4,505,055
William C. Pate	42,469,369	357,883	4,505,055

2.
The following votes were cast in the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
47,283,875	35,527	12,905	0

3.	The following votes were cast on the advisory vote to approve the Company’s executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
42,492,458	331,028	3,766	4,505,055

4.	The following votes were cast on the advisory vote on the frequency of holding future advisory votes on the Company's executive compensation:

Alternative	Number of Votes Voted For
1 Year	17,838,573
2 Years	222,418
3 Years	24,765,082
Abstain	1,178
Broker Non-Votes	4,505,055
In accordance with the voting results listed above, the Company has determined that it will conduct an advisory vote on executive compensation every three years until the next vote on the frequency of shareholder votes on the compensation of executives.

Item 7.01	Regulation FD Disclosure.
On May 5, 2020, the Company issued a news release providing business updates related to COVID-19. The news release is attached hereto as Exhibit 99.1 of this Current Report on Form 8-K and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.:

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1.	News Release dated May 5, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: May 5, 2020	/s/ J. Matthew Vaughn
J. Matthew Vaughn Chief Administrative Officer and General Counsel